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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  OCTOBER 18, 2005
                                                      --------------------------

                               GeM SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            000-33099                                  84-1553046
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    (Commission File Number)                (IRS Employer Identification No.)

      7935 AIRPORT PULLING ROAD, SUITE 201
                   NAPLES, FL                                     34109
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    (Address of Principal Executive Offices)                   (Zip Code)

                                 (239) 592-1816
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

         The information set forth below was included in Part II, Item 5 of GeM Solutions, Inc's. Quarterly Report on Form 10-QSB for the quarter ended December 30, 2005 filed with the Securities and Exchange Commission on February 14, 2006. As this information is required to be disclosed in a Current Report on Form 8-K, it is being refiled in this Current Report. This Current Report does not reflect events that have occurred after February 14, 2006, the date the Form 10-QSB was filed with the SEC, nor does it modify or update the disclosure set forth in the Form 10-QSB. Information with respect to any such events has been or will be set forth, as appropriate, in our filings with the Securities and Exchange Commission subsequent to February 14, 2006.

         SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         After analyzing certain issues identified by the SEC during a regulatory review of our financial statements included in a registration statement on Form SB-2 we filed with the SEC and in connection with our annual audit process for our fiscal year ended June 30, 2005, on about October 18, 2005 we determined that we needed to restate our financial statements for the fiscal periods ended September 30, 2004, December 31, 2004 and March 31, 2005 which were included in our Quarterly Reports on Form 10-QSB for the periods ended September 30, 2004, December 31, 2004 and March 31, 2005, respectively, and that such financial statements should no longer be relied upon.

         The purpose of the restatements of our financial statements for the periods ended September 30, 2004 and December 31, 2004 was to: (i) correct the valuation of certain identifiable assets we acquired upon on our acquisition of CompuSven, Inc. by increasing the values assigned to the E-Mail shuttle migration software and to the employment contract with a former officer of CompuSven and decreasing the value assigned to customer relationships; and (ii) to correct the amortization of deferred compensation related to certain warrants we issued in June 2004 to a financial consultant under a three year consulting agreement by amortizing the discount over the six month vesting period of the warrant rather than the three year term of the consulting agreement. The net result was to decrease the amount of goodwill on our balance sheets as of September 30, 2004 and December 31, 2004 and to increase the amortization expenses in our condensed consolidated statements of operations for the three months ended September 30, 2004 and for the three and six months ended December 31, 2004.

         The purpose of the restatement of our financial statements for the period ended March 31, 2005 was to: (i) correct the valuation of certain identifiable assets we acquired upon on our acquisition of CompuSven, Inc. by increasing the values assigned to the E-Mail shuttle migration software and to the employment contract with a former officer of CompuSven and decreasing the value assigned to customer relationships; (ii) to correct the amortization of deferred compensation related to certain warrants we issued in June 2004 to a financial consultant under a three year consulting agreement by amortizing the discount over the six month vesting period of the warrant rather than the three year term of the consulting agreement; and (iii) to properly account for the modification of terms related to the issuance of options granted to a former employee. The net result was to decrease the amount of goodwill on our balance sheet as of March 31, 2005 and increase the amortization expenses in our condensed consolidated statements of operations for the three and six months ended March 31, 2005.


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         We included a restatement of our financial statements for the quarterly period ended September 30, 2004 in our Quarterly Report on Form 10-QSB for the period ended September 30, 2005 which we filed with the SEC on November 15, 2005. On December 22, 2005, we filed with the SEC: (i) an amendment to our Quarterly Report on Form 10-QSB for the period ended December 31, 2004 which included a restatement of our financial statements for the quarterly period ended December 31, 2004; and (ii) an amendment to our Quarterly Report on Form 10-QSB for the period ended March 31, 2005 which included a restatement of our financial statements for the quarterly period ended March 31, 2005.

         Our Chief Financial Officer and Board of Directors discussed the matters disclosed above with our independent accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GeM Solutions, Inc.



Date: December 15, 2006                        By: /s/ John E. Baker
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                                                   John E. Baker
                                                   Chief Financial Officer


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